                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - February 21, 1997


                          J. C. PENNEY COMPANY, INC.
            (Exact name of registrant as specified in its charter)

    Delaware                        1-777                     13-5583779

(State or other jurisdiction     (Commission                 (IRS Employer
 of incorporation)                 File No.)              Identification No.)


6501 Legacy Drive
Plano, Texas                                                  75024-3698

(Address of principal                                         (Zip Code)
 executive offices)

Registrant's telephone number, including area code: (972) 431-1000

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Item 7.    Financial Statements and Exhibits.
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      (c)  Exhibits.

           23  Consent of KPMG Peat Marwick LLP, Tampa, Florida

           99 Proxy Statement/Prospectus dated January 29, 1997 of Eckerd Corporation and J. C. Penney Company, Inc. (excluding Annexes thereto)

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J. C. PENNEY COMPANY, INC.


                                        /s/ R. B. Cavanaugh
                                        ----------------------------
                                        R. B. Cavanaugh
                                        Vice President and Treasurer


Date:  February 21, 1997
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                                 Exhibit Index


Exhibit
Number           Description
-------          -----------

  23             Consent of KPMG Peat Marwick LLP, Tampa, Florida

  99 Proxy Statement/Prospectus dated January 29, 1997 of Eckerd Corporation and J. C. Penney Company, Inc. (excluding Annexes thereto)